Exhibit 99.1

Worthington Expects Weaker Third Quarter Results

COLUMBUS, Ohio, February 23, 2015 – Worthington Industries, Inc. (NYSE: WOR) announced today that the Company’s outlook has changed since it was discussed in December’s fiscal year 2015 second quarter earnings call.  The price of steel has dropped over $100 a ton since mid-December. The amount and speed of the decline was not anticipated.  When steel prices fall, the Company typically has higher-priced base inventory flowing through cost of goods sold, while selling prices compress to market levels, reducing margins and earnings.  The price decline, combined with softening demand in a few key end-markets, including oil and gas and agriculture, will cause earnings for the third quarter to be significantly below last year’s third quarter and are expected to adversely affect fourth quarter results.  Additionally, continued higher than normal operating costs in certain Pressure Cylinders and Engineered Cabs operations, as discussed during last quarter’s call, will also be factors.

“I previously expressed my confidence in our ability to grow earnings on a year-over-year basis.  While I remain confident in our team and our ability to drive improvement, in light of these headwinds, it will be difficult to achieve year-over-year EPS growth in fiscal 2015,” said John P. McConnell, Chairman and CEO.   “Increasing turmoil throughout the world tilts the scales toward continuing softness in the global economy, keeping downward pressure on the price of steel and other commodities.”  Despite the short-term weakness, McConnell added that he remains confident in the long-term view of the Company.

The Company has been actively repurchasing its shares pursuant to previously announced authorizations approved by its Board of Directors. The Company has in place a Rule 10b5-1 Plan, administered by an independent broker, under which repurchases of shares aggregating up to $60 million may be made through April 9, 2015, unless the Plan is earlier terminated pursuant its  terms.  The Plan was established in accordance with, and as part of the repurchase authorizations under which 8.8 million shares are available for repurchase.

Worthington will review third quarter results during its quarterly conference call on March 26, 2015, at 10:30 a.m., Eastern Time.

Worthington Industries
February 23, 2015

About Worthington Industries

Worthington Industries is a leading global diversified metals manufacturing company with 2014 fiscal year sales of $3.1 billion.  Headquartered in Columbus, Ohio, Worthington is North America’s premier value-added steel processor providing customers with wide ranging capabilities, products and services for a variety of markets including automotive, construction and agriculture; a global leader in manufacturing pressure cylinders for industrial gas and cryogenic applications, CNG and LNG storage, transportation and alternative fuel tanks, oil and gas equipment, and brand consumer products for camping, grilling, hand torch solutions, scuba diving and helium balloon kits; and a manufacturer of operator cabs for heavy mobile industrial equipment; laser welded blanks for light weighting applications; automotive racking solutions; and through joint ventures, complete ceiling grid solutions;  automotive tooling and stampings; and steel framing for commercial construction.  Worthington employs approximately 11,000 people and operates 83 facilities in 10 countries.

Founded in 1955, the Company operates under a long-standing corporate philosophy rooted in the golden rule. Earning money for its shareholders is the first corporate goal. This philosophy serves as the basis for an unwavering commitment to the customer, supplier, and shareholder, and as the Company’s foundation for one of the strongest employee-employer partnerships in American industry.

Worthington Industries
February 23, 2015

Safe Harbor Statement

The Company wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995 (the “Act”).  Statements by the Company relating to future or expected earnings, earnings per share, cash flows or sales, or expected impacts thereon; prices or pricing trends for steel or other raw materials and finished goods and the impact of pricing changes; outlook, strategy or business plans; the ability to drive performance or correct performance issues at operations; future or expected growth, forward momentum, performance, volumes, balance sheet strengths, debt, financial condition or other financial measures; projected profitability potential, capacity and working capital needs; the alignment of operations with demand; expectations for the economy, our markets or changes therein; demand trends for the Company or its markets; additions to product lines and opportunities to participate in new markets; the ability to maintain margins and capture and maintain market share and to develop or take advantage of future opportunities, customer initiatives, new businesses, new products and new markets; anticipated improvements and efficiencies in costs, operations, inventory management, sourcing and the supply chain and the results thereof; anticipated capital expenditures and asset sales; the ability to make acquisitions and the projected timing, results, benefits, costs, charges and expenditures related to acquisitions, newly-created joint ventures, headcount reductions and facility dispositions, shutdowns and consolidations; the ability to operate profitably and generate cash in down markets; expectations for Company and customer inventories, jobs and orders; expected benefits from transformation plans, cost reduction efforts and other new initiatives; expectations for increasing volatility or improving and sustaining earnings, earnings potential, margins or shareholder value; effects of judicial rulings and other non-historical matters constitute “forward-looking statements” within the meaning of the Act.  Because they are based on beliefs, estimates and assumptions, forward-looking statements are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected.  Any number of factors could affect actual results, including, without limitation, changes in the price and availability of steel; the impact of pricing and capacity levels for oil, gas and other fuels, including a slowing of activity in the United States in producing those fuels and the use of alternative fuels; the effect of national, regional and worldwide economic conditions generally and within major product markets, including a recurrent slowing economy; capacity levels and efficiencies, within facilities, within major product markets and within the industry as a whole; level of imports and import prices in the Company’s markets; changes in customer demand, inventories, spending patterns, product choices, and supplier choices; changes in product mix and pricing, product substitution and market acceptance of the Company’s products; fluctuations in the pricing, quality or availability of raw materials, supplies, transportation, utilities and other items required by operations; effects of facility closures and the consolidation of operations; the effect of financial difficulties, consolidation and other changes within the steel, oil and gas, automotive, construction and other industries in which the Company participates; failure to maintain appropriate levels of inventories; financial difficulties (including bankruptcy filings) of original equipment manufacturers, end-users and customers, suppliers, joint venture partners and others with whom the Company does business; the ability to realize targeted expense reductions from headcount reductions, facility closures and other cost reduction efforts; the ability to realize other cost savings and operational, sales and sourcing improvements and efficiencies, and other expected benefits from transformation initiatives, on a timely basis; the overall success of, and the ability to integrate newly-acquired businesses and joint ventures, maintain and develop their customers, and achieve synergies and other expected benefits and cost savings therefrom; the effect of disruption in the business of suppliers, customers, facilities and shipping operations due to adverse weather, casualty events, equipment breakdowns, acts of war or terrorist activities or other causes; the effect of conditions in national and worldwide financial markets; risks associated with doing business internationally, including economic, political and social instability, foreign currency exposure and the acceptance of our products in these markets; the ability to improve and maintain processes and business practices to keep pace with the economic, competitive and technological environment; deviation of actual results from estimates and/or assumptions used by the Company in the application of its significant accounting policies; the impact of judicial rulings and governmental regulations, both in the United States and abroad, including those adopted by the United States Securities and Exchange Commission and other governmental agencies as contemplated by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the outcome of adverse claims experience with respect to workers’ compensation, product recalls or product liability, casualty events or other matters; the effect of changes to healthcare laws in the United States which may increase our healthcare and other costs and negatively impact our operations and financial results; and other risks described from time to time in the Company’s filings with the United States Securities and Exchange Commission, including those described in “Part I - Item 1A. - Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended May 31, 2014.